Summary Of Significant Accounting Policies Schedule Of Future Contractual Minimum Lease Payments Under Non-Cancelable Ground Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Summary of Significant Accounting Policies [Abstract]
2014	$ 13,184
2015	13,507
2016	13,732
2017	13,963
2018	14,198
Thereafter	$ 899,187